UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2014

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway
Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:  (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2014, Liberty Property Trust (the “Company”) announced that Robert E. Fenza, the Company’s Executive Vice President and Chief Operating Officer, has elected to retire from the Company as of March 31, 2015.  To facilitate the transition of Mr. Fenza’s functions, he will cease to be Chief Operating Officer effective December 31, 2014, and will serve in an advisory position from December 31, 2014 until his retirement.

A copy of the Company’s press release announcing these changes is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                                             Financial Statements of Businesses Acquired.

None.

(b)                                                             Pro Forma Financial Information.

None.

(c)                                                              Shell Company Transactions.

None.

(d)                                                             Exhibits.

Exhibit Number	Exhibit Title

99.1	Press release dated September 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

Dated: September 9, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated September 9, 2014.